UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2012

VWR FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124100	56-2445503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Matsonford Road P.O. Box 6660 Radnor, PA		19087
(Address of Principal Executive Offices)		(Zip Code)

(610) 386-1700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 4, 2012, VWR Funding, Inc. (the “Company”) completed the sale of $750 million aggregate principal amount of 7.25% senior notes due 2017 (the “Senior Notes”) pursuant to the terms of the purchase agreement dated August 20, 2012 (the “Purchase Agreement”) among the Company, the guarantors named therein and the initial purchasers set forth on Schedule I thereto (collectively, the “Initial Purchasers”). The Senior Notes were issued under an Indenture, dated September 4, 2012 (the “Indenture”), among the Company, the guarantors named therein and Law Debenture Trust Company of New York, as trustee (the “Trustee”). The Indenture and the form of Senior Notes, which is attached as an exhibit to the Indenture, provide, among other things, that the Senior Notes will be senior unsecured obligations of the Company. Interest is payable on the Senior Notes on March 15 and September 15 of each year, beginning on March 15, 2013, until their maturity date of September 15, 2017.

The terms of the Indenture, among other things, limits the ability of the Company and certain of its subsidiaries to: make restricted payments; restrict dividends or other payments of subsidiaries; incur additional debt; engage in transactions with affiliates; create liens on assets; engage in sale and leaseback transactions; and consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries.

The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of other agreements in the Indenture; defaults in failure to pay certain other indebtedness; the rendering of judgments to pay certain amounts of money against the Company and its subsidiaries; the failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 25% in principal amount of the then outstanding series of Senior Notes may declare all the Senior Notes of such series to be due and payable immediately.

The Senior Notes were sold to the Initial Purchasers for resale to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S. Pursuant to the terms of the registration rights agreement, dated September 4, 2012 (the “Registration Rights Agreement”), among the Company, the guarantors named therein, and the Initial Purchasers, the Company has agreed to offer to exchange substantially identical senior notes that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for the Senior Notes, or, in certain circumstances, to register resales of the Senior Notes.

The Senior Notes were issued in a transaction exempt from registration under the Securities Act or any state securities laws. Therefore, the Senior Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Form 8-K and the exhibits hereto do not constitute an offer to sell any securities or a solicitation of an offer to purchase any securities.

The Indenture, the form of Senior Notes and the Registration Rights Agreement are filed as exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On September 4, 2012, Law Debenture Trust Company of New York, as trustee (the “PIK Toggle Notes Trustee”), under an indenture, dated as of June 29, 2007 (as supplemented and amended from time to time, the “PIK Toggle Notes Indenture”), by and among the Company, the guarantors party thereto, the PIK Toggle Notes Trustee, and Deutsche Bank Trust Company Americas, as paying agent and registrar (the “Paying Agent”), governing the Company’s 10.25%/11.25% Senior PIK Toggle Notes due 2015 (the “PIK Toggle Notes”), at the request of the Company, irrevocably called for redemption on October 4, 2012, all of the Company’s outstanding PIK Toggle Notes.

The Company irrevocably deposited or caused to be deposited a portion of the proceeds from the Senior Notes, together with cash on hand, with the Paying Agent in the name of the PIK Toggle Notes Trustee, in an amount sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the PIK Toggle Notes for principal, premium, if any, and accrued interest to October 4, 2012. Upon the Paying Agent’s confirmation of receipt of such funds in the name of the PIK Toggle Notes Trustee on September 4, 2012, the PIK Toggle Notes Trustee acknowledged that as of September 4, 2012, the obligations of the Company and the guarantors under the PIK Toggle Notes Indenture were discharged, and the Company and the guarantors under the PIK Toggle Notes Indenture had no further obligations to the PIK Toggle Notes Trustee or the holders of the PIK Toggle Notes. The PIK Toggle Notes Trustee further acknowledged the automatic release of the guarantees of the guarantors under the PIK Toggle Notes Indenture. Upon such satisfaction and discharge, the PIK Toggle Notes Indenture generally ceased to be of further effect.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosures under Item 1.01 of this Current Report on Form 8-K relating to the Indenture and the form of Senior Notes are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On September 4, 2012, the Company issued a press release announcing the early tender results of its Tender Offer and Consent Solicitation to purchase any and all of its PIK Toggle Notes. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Also on September 4, 2012, the Company issued a press release announcing that it will redeem all of its remaining PIK Toggle Notes on October 4, 2012 as described above under Item 1.02. A copy of that press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Documents

4.1	Indenture, dated September 4, 2012, among VWR Funding, Inc., the guarantors named therein and Law Debenture Trust Company of New York, as trustee.

4.2	Form of 7.25% Senior Notes due 2017 (incorporated by reference to Exhibit 4.1 filed herewith).

4.3	Registration Rights Agreement, dated September 4, 2012, among VWR Funding, Inc., the guarantors named therein and Goldman, Sachs & Co., as representative of the Initial Purchasers.

99.1	Press Release, dated September 4, 2012.

99.2	Press Release, dated September 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR Funding, Inc.

Date: September 5, 2012	By:	/s/ Theresa A. Balog
Name: Theresa A. Balog
Title: Vice President and Corporate Controller

Exhibit Index

Exhibit No.	Description of Documents

4.1	Indenture, dated September 4, 2012, among VWR Funding, Inc., the guarantors named therein and Law Debenture Trust Company of New York, as trustee.

4.2	Form of 7.25% Senior Notes due 2017 (incorporated by reference to Exhibit 4.1 filed herewith).

4.3	Registration Rights Agreement, dated September 4, 2012, among VWR Funding, Inc., the guarantors named therein and Goldman, Sachs & Co., as representative of the Initial Purchasers.

99.1	Press Release, dated September 4, 2012.

99.2	Press Release, dated September 4, 2012.